Exhibit 99.2

STOCKHOLDERS AGREEMENT

Dated as of [            ]

THIS STOCKHOLDERS AGREEMENT is made and entered into as of [            ], by and among TD Ameritrade Holding Corporation, a Delaware corporation (the “Company”), Rodger O. Riney, as Voting Trustee (in such capacity, the “Voting Trustee”) of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012 (the “Trust”), created under the Voting Trust Agreement dated December 31, 2012, as amended on January 21, 2016 (the “Voting Trust Agreement”), and any Permitted Transferee that becomes a party to this Agreement by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A.

RECITALS

WHEREAS, in connection with the consummation of the transactions contemplated by the Agreement and Plan of Merger, dated as of October 24, 2016 (the “Merger Agreement”), by and among Scottrade Financial Services, Inc., a Delaware corporation (“Scottrade”), the Voting Trustee, the Company and Alto Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company, the parties hereto desire to enter into this Agreement in order to establish certain rights, restrictions and obligations of the Voting Trustee and its Permitted Transferees, as well as to set forth certain corporate governance, liquidity, and other arrangements relating to the Company and its securities.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations, warranties and agreements contained herein, and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

Section 1. Definitions.

(a) As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” of a Person is any Person that directly or indirectly controls, is controlled by, or is under common control with such specified Person, and “Affiliated” shall have a correlative meaning; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, (A) neither the Company nor any of its subsidiaries shall be deemed to be an Affiliate of any Riney Party or any party to the Existing Stockholders Agreement, and (B) no Riney Party or any party to the Existing Stockholders Agreement shall be deemed to be an Affiliate of the Company, solely by virtue of (i) such party’s ownership of Common Stock or its being a party to this Agreement, (ii) the election of directors nominated by the Company for election to the Board pursuant to this Agreement or (iii) any other action taken by such party’s or its respective Affiliates which is expressly required or contemplated under this Agreement, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles). For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of such Person, whether through the ownership of voting securities, as trustee or executor, by contract or any other means.

“Agreement” means this Stockholders Agreement, as amended, modified or supplemented from time to time, in accordance with the terms hereof, together with any exhibits, schedules or other attachments hereto.

“Beneficial Ownership” by a Person of any securities includes ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act; provided that (x) for purposes of determining Beneficial Ownership, a Person shall be deemed to be the Beneficial Owner of any securities which may be acquired by such Person pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise (irrespective of whether the right to acquire such securities is exercisable immediately or only after the passage of time, including the passage of time in excess of 60 days, the satisfaction of any conditions, the occurrence of any event or any combination of the foregoing) and (y) solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, neither any party to the Existing Stockholders Agreement nor any Riney Party shall be deemed to have Beneficial Ownership of securities owned by another party hereto or to the Existing Stockholders Agreement, solely by virtue of (A) such party’s status as a party to this Agreement or the Existing Stockholders Agreement, (B) the voting agreements and proxies contained herein or therein or (C) any other action taken by such party or any of its Affiliates which is expressly required or contemplated by the terms of this Agreement or the Existing Stockholders Agreement, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles). For purposes of this Agreement, a Person shall be deemed to Beneficially Own any securities Beneficially Owned by its Affiliates or any Group of which such Person or any such Affiliate is or becomes a member or is otherwise acting in concert. “Beneficially Own,” “Beneficially Owned” and “Beneficially Owning” shall have a correlative meaning. For the avoidance of doubt, at any given time, the Voting Trustee shall be deemed to Beneficially Own all Escrow Shares then held in the Escrow Account (as such term is defined in the Escrow Agreement).

“Board” has the meaning set forth in Section 2(a).

“Capital Stock” means, with respect to any Person at any time, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person.

“Certificate Holder” means any holder of Voting Trust Certificates.

“Chosen Courts” has the meaning set forth in Section 8(d)(ii).

“Common Stock” means the common stock, par value $0.01 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

“Company” has the meaning set forth in the Preamble.

“Derivative Contract” has the meaning set forth in Section 5(h).

“Escrow Agreement” means the Escrow Agreement, dated as of the date hereof, by and among the Company, the Voting Trustee and U.S. Bank National Association.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC from time to time thereunder (or under any successor statute).

“Existing Stockholders Agreement” means the Stockholders Agreement among the Company, The Toronto-Dominion Bank (“TD”), J. Joe Ricketts and the other stockholders party thereto, dated as of June 22, 2005, as amended, restated, modified or supplemented from time to time, including as amended by the Letter Agreement dated as of October 24, 2016, by and among the Company, TD and TD Luxembourg International Holdings S.à.r.l.

“Governmental Entity” means any United States or foreign (i) federal, state, local, municipal or other government, (ii) governmental or quasi-governmental entity of any nature (including, without limitation, any governmental agency, branch, department, official or entity and any court or other tribunal), (iii) body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, including, without limitation, any arbitral tribunal and self-regulatory organizations, or (iv) any national securities exchange or national quotation system.

“Group” shall have the meaning assigned to it in Section 13(d)(3) of the Exchange Act; provided, however, that solely for purposes of this Agreement, notwithstanding anything to the contrary set forth herein, neither any party to the Existing Stockholders Agreement nor any Riney Party or any of their respective Affiliates shall be deemed to be a member of a Group with each other or each other’s Affiliates, in each case solely by virtue of the existence of this Agreement or the Existing Stockholders Agreement or any action taken by a party hereto or thereto or any such party’s Affiliates which is expressly required or contemplated by the terms hereof or thereof, in each case in accordance with the terms and conditions of, and subject to the limitations and restrictions set forth in, this Agreement (and irrespective of the characteristics of the aforesaid relationships and actions under applicable Law or accounting principles).

“Laws” means, collectively, any applicable federal, state, local or foreign law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, order, injunction, judgment, decree, ruling or other similar requirement enacted, adopted, promulgated or applied by a Governmental Entity.

“Letter Agreement” means the Letter Agreement, dated October 24, 2016, by and among the Voting Trustee, Scottrade and the trusts named therein.

“Merger Agreement” has the meaning set forth in the Recitals.

“Permitted Transferee” means any of the following direct or indirect transferees of the Voting Trustee: (i) Rodger O. Riney; (ii) members of Rodger O. Riney’s immediate family (including spouses of immediate family members) and immediate family members of any such persons, (iii) estate planning vehicles and trusts for the benefit of any of the foregoing and (iv) one or more entities wholly owned by any such family member, estate planning vehicle or trust (all such Persons set forth in the foregoing clauses (i)-(iv) and the Voting Trustee being the “Riney Family Members”), in each case that becomes a party to and fully subject to and bound by this Agreement to the same extent as the transferring party by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A.

“Person” means any natural person, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, foundation, unincorporated organization or government or other agency or political subdivision thereof, or any other entity or Group comprised of two or more of the foregoing.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, by and among the Company, TD, the Voting Trustee and the other stockholders described therein.

“Replacement Director Termination Date” shall mean the third (3rd) anniversary of the date of this Agreement.

“Representative” has the meaning set forth in Section 8(n).

“Riney Family Members” has the meaning set forth in Section 1(a).

“Riney Parties” means (i) the Voting Trustee and (ii) any Permitted Transferee that is Transferred Common Stock in compliance with the terms of this Agreement.

“Scottrade” has the meaning set forth in the Recitals.

“SEC” means the Securities and Exchange Commission or any successor agency administering the Securities Act and the Exchange Act at the time.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholder Director” has the meaning set forth in Section 2(a).

“TD” has the meaning set forth in Section 1(a).

“Termination Date” has the meaning set forth in Section 8(p)(i).

“Total Voting Power” means, at any time, the total number of votes then entitled to be cast by holders of the outstanding Common Stock and any other securities entitled to vote generally in the election of directors to the Board and not solely upon the occurrence and during the continuation of certain specified events.

“Transfer” means, when used as a noun, any direct or indirect, voluntary or involuntary, sale, disposition, hypothecation, mortgage, encumbrance, gift, pledge, assignment, attachment or other transfer (including the creation of any derivative or synthetic interest, including a participation or other similar interest), whether by merger, testamentary disposition, operation of law or otherwise, and entry into a definitive agreement with respect to any of the foregoing and, when used as a verb, to directly or indirectly, voluntarily or involuntarily, sell, dispose, hypothecate, mortgage, encumber, gift, pledge, assign, attach or otherwise transfer (including by creating any derivative or synthetic interest, including a participation or other similar interest), whether by merger, testamentary disposition, operation of law or otherwise, or enter into a definitive agreement with respect to any of the foregoing. For purposes of this Agreement, the sale of the interest of a party to this Agreement in an Affiliate of such party which Beneficially Owns Voting Securities shall be deemed a Transfer by such party of such Voting Securities unless such party retains Beneficial Ownership of such Voting Securities following such transaction.

“Voting Securities” means, at any time, shares of any class of Capital Stock or other securities of the Company, including the Common Stock, which are entitled to vote generally in the election of directors to the Board and not solely upon the occurrence and during the continuation of certain specified events, and any securities convertible into or exercisable or exchangeable for such shares of Capital Stock (whether or not currently so convertible, exercisable or exchangeable or only upon the passage of time, the occurrence of certain events or otherwise).

“Voting Trust Agreement” has the meaning set forth in the Preamble.

“Voting Trust Certificate” has the meaning set forth in Section 8(o).

“Voting Trustee” has the meaning set forth in the Preamble.

(b) In addition to the above definitions, unless the context requires otherwise:

(i) any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form, as amended, from time to time;

(ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii) references to “Section” or “Exhibit” are references to Sections of or Exhibits to this Agreement unless otherwise indicated;

(iv) words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v) references to “dollars” or “$” in this Agreement are to United States dollars; and

(vi) references to “business day” mean any day other than a Saturday, a Sunday or a day on which banks in New York, New York are authorized by Law or order to be closed.

Section 2. Governance Rights.

(a) Director Appointment. At or prior to the first meeting of the Board of Directors of the Company (the “Board”) following the date hereof, the Board shall appoint Rodger O. Riney or, if Rodger O. Riney is then unable to serve as a director of the Company as a result of death, illness or similar incapacity, a Person selected in accordance with the same procedures and requirements as set forth below with respect to replacement Stockholder Directors, to the Board as a Class [    ] director (such Person, in such capacity, the “Stockholder Director”). Thereafter, until the Termination Date, at each annual or special meeting of stockholders of the Company at which Class [    ] directors are to be elected to the Board, (i) the Company shall nominate the Stockholder Director for election to the Board, (ii) the Board shall recommend to the Company’s stockholders that they elect the Stockholder Director to the Board and (iii) the Company shall solicit proxies for the Stockholder Director to the same extent as it does for any of its other director nominees to the Board. In the event that, prior to the Replacement Director Termination Date, the then-current Stockholder Director is unable to serve as a director of the Company as a result of death, illness or similar incapacity, the Board shall appoint a Person selected by the Voting Trustee at the next meeting of the Board to replace such then-current Stockholder Director and to serve as the Stockholder Director going forward subject to this Agreement; provided that with respect to any such replacement Stockholder Director, the Board shall have (1) been provided all reasonably requested background information regarding such proposed replacement Stockholder Director (including a completed copy of the Company’s standard D&O questionnaire), (2) had the opportunity to interview such proposed replacement Stockholder Director in person and (3) consented to such individual serving as the replacement Stockholder Director (such consent not to be unreasonably withheld, conditioned or delayed). Any such replacement Stockholder Director shall become a party to this Agreement and shall execute a joinder agreeing to be bound by all of the provisions of this Agreement applicable to the Voting Trustee. No Person shall be eligible for selection as a replacement Stockholder Director if such Person (A) has been involved in any of the events enumerated in Item 2(d) or 2(e) of Schedule 13D under the Exchange Act or Item 401(f) of Regulation S-K under the Securities Act or is subject to any order, decree or judgment of any Governmental Entity prohibiting service as a director of any public company or (B) is an employee of or serves on the board of directors or similar governing body of a competitor of the Company. The Company’s obligations under this Section 2(a) shall be subject to the Stockholder Director’s (x) satisfaction of and compliance with the requirements regarding service as a director of the Board provided under applicable Laws (including any requirements under the Exchange Act or the rules of the NASDAQ Stock Market or any other applicable securities exchange or automated inter-dealer quotation system on which the Common Stock is then listed or quoted) and (y) satisfaction of and continued compliance with all policies, procedures, processes, codes, rules, standards and guidelines applicable to Board members generally, including the Company’s code of business conduct and ethics, securities trading policies, anti-hedging policies, Regulation FD-related policies, director confidentiality policies and corporate governance guidelines. Notwithstanding the foregoing or anything to the contrary set forth herein, if Rodger O. Riney is replaced as the Stockholder Director in accordance with the terms hereof (or was not the initial Stockholder Director), the then-current Stockholder Director shall, on the Replacement Director Termination Date, submit his immediate and unconditional resignation as a director of the Company and the provisions of Section 2(d) shall apply to the same extent as if such date were the Termination Date and the Company’s obligations under this Section 2 shall terminate (except to the extent provided in Section 2(d)).

(b) Committees. To the extent permitted by applicable Laws (including any requirements under the Exchange Act or the rules of the NASDAQ Stock Market or any other applicable securities exchange or automated inter-dealer quotation system on which the Common Stock is then listed or quoted), the Stockholder Director shall be considered for service on one or more of the committees of the Board to the extent the Stockholder Director is qualified for service. Notwithstanding the foregoing, the Stockholder Director shall not, and shall not be entitled to, at any time, be an Outside Independent Director (as defined in the Existing Stockholders Agreement) or serve on the Outside Independent Directors Committee (as defined in the Existing Stockholders Agreement).

(c) Compensation and Information Rights. The Stockholder Director shall be entitled to compensation, reimbursement, indemnification, information and other rights in connection with his role as a director to the same extent as other directors that are not employees of the Company; provided, that if the Stockholder Director is an employee of the Company or any of its subsidiaries, to the extent provided for in the Company’s compensation policy for directors that an employee director shall not receive any such compensation, the Stockholder Director shall not be entitled to any compensation in respect of his service as a director. The Company shall notify the Stockholder Director of all regular meetings and special meetings of the Board and of all regular and special meetings of any committee thereof at the same time and in the same manner as it notifies the other directors of such meetings. The Company shall provide the Stockholder Director with copies of all notices, minutes, consents and other material that it provides to all other directors concurrently as such materials are provided to the other directors, and the Stockholder Director shall hold as confidential any such non-public materials received and otherwise comply with the Company’s director confidentiality policies.

(d) Termination. Promptly (but no later than five (5) business days) following the Termination Date, the Stockholder Director shall submit his immediate and unconditional resignation as a director of the Company; provided, that such termination shall not affect the obligations of the Company to the Stockholder Director with respect to any accrued but unpaid compensation and unreimbursed expenses in accordance with Section 2(c) or any continuing indemnification obligation of the Company with respect to the Stockholder Director’s service on the Board. In the event that the Stockholder Director fails to deliver his resignation as required pursuant to this Section 2(d), the Riney Parties and the Company shall take all necessary action to cause the Stockholder Director to be removed from the Board, including if necessary voting for removal in accordance with Section 3. Any vacancy resulting from the resignation or removal of the Stockholder Director pursuant to this Section 2(d) or the final sentence of Section 2(a) shall be filled in accordance with the Existing Stockholders Agreement.

Section 3. Voting Agreement.

The Riney Parties agree that:

(a) each of the Riney Parties shall vote, or cause to be voted, or execute written consents with respect to, as applicable, all Voting Securities that it Beneficially Owns in favor of the election of each candidate designated or nominated for election pursuant to the Existing Stockholders Agreement or this Agreement, and in favor of removal of each Person designated for removal in accordance with the Existing Stockholders Agreement and this Agreement;

(b) none of the Riney Parties shall (i) nominate or designate, (ii) vote for, or (iii) make, or in any way participate, directly or indirectly, in, any “solicitation” of “proxies” to vote (as such terms are defined under Regulation 14A under the Exchange Act) or seek to advise or influence any Person with respect to the voting of, any Voting Securities in respect of the election of, any candidate for election or appointment as a director of the Company, except as provided in the Existing Stockholders Agreement or this Agreement;

(c) each of the Riney Parties shall vote, or cause to be voted, or execute written consents with respect to, all Voting Securities that it Beneficially Owns, and shall take all other necessary or desirable actions within its control (including voting for calling a meeting of stockholders of the Company, attending all meetings in person or by proxy for purposes of obtaining a quorum, voting to remove directors of the Company not designated in accordance with the provisions of the Existing Stockholders Agreement or this Agreement and executing all written consents in lieu of meetings, as applicable), to effectuate the provisions of this Agreement; and

(d) none of the Riney Parties shall vote, or permit the voting of, or execute written consents with respect to, any Voting Securities Beneficially Owned by such Person in favor of the removal of a director nominated or designated in accordance with the Existing Stockholders Agreement or this Agreement, in each case other than if such director is designated for removal pursuant to the Existing Stockholders Agreement or this Agreement.

Section 4. Proxies. Each Riney Party hereby irrevocably appoints, as its proxy and attorney-in-fact, Ellen Koplow, in her capacity as the General Counsel of the Company, and any individual who shall hereafter succeed to such office of the Company, with full power of substitution, to vote or execute written consents with respect to all Voting Securities Beneficially Owned by such Riney Party in accordance with the provisions of Section 3; provided that such proxy may only be exercised if such Riney Party fails to comply with the terms of Section 3. This proxy is coupled with an interest and shall be irrevocable prior to the Termination Date, and each Riney Party will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and revoke any proxy previously granted by such Riney Party with respect to any Voting Securities Beneficially Owned by such Riney Party.

Section 5. Standstill and Transfer Restrictions.

(a) Without the prior written approval of the Company (which shall require the affirmative vote of a majority of the entire Board), each of the Riney Parties shall not, directly or indirectly, and shall cause their controlled Affiliates not to, directly or indirectly: (i) make, or in any way participate or engage in, any “solicitation” of “proxies” (as such terms are defined under Regulation 14A under the Exchange Act) to vote, or advise or knowingly influence, or seek to advise or influence, any Person with respect to the voting of, any Voting Securities, including by forming, joining or in any way participating in a Group; (ii) form, join or in any way participate in, or enter into any agreement, arrangement or understanding with, a Group with respect to Voting Securities; (iii) commence any tender or exchange offer for any Voting Securities; (iv) enter into or agree, offer, propose or seek (whether publicly or otherwise) to enter into, or otherwise be involved in or part of, or publicly support, announce, endorse or encourage or submit to the Company or its Board, any acquisition transaction, merger or other business combination relating to all or part of the Company or any of its subsidiaries, or that would result in the Riney Parties (collectively) Beneficially Owning, in the aggregate, Voting Securities representing more than the Voting Securities Beneficially Owned by the Riney Parties (collectively) as of the date of this Agreement, or any acquisition transaction for all or part of the assets of the Company or any of its subsidiaries or any of their respective businesses or any recapitalization, restructuring, change in control or similar extraordinary transaction involving the Company or any of its subsidiaries; (v) call or seek to call a meeting of the stockholders of the Company or initiate, support or endorse any stockholder proposal for action by stockholders of the Company, including any action by written consent; (vi) acquire, offer or propose to acquire, or agree or seek to acquire, or solicit the acquisition of, by purchase, tender or exchange offer, through the acquisition of control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other Group, through the use of a derivative instrument or voting agreement, or otherwise, Beneficial Ownership of any additional Voting Securities (other than pursuant to any stock split or stock dividend or similar corporate action affecting all security holders on a pro rata basis); (vii) deposit any Voting Securities in a voting trust or similar arrangement or subject any Voting Securities to any voting agreement, pooling agreement or similar arrangement (other than this Agreement and the Voting Trust Agreement); (viii) enter into any discussions, negotiations, arrangements or understandings with any Person with respect to any of the foregoing activities; (ix) otherwise act, alone or in concert with others, to seek to control or influence the management or the policies of the Company (provided that this clause (ix) shall not limit the activities of the Stockholder Director taken in his or her capacity as a member of the Board); (x) advise, assist, encourage, act as a financing source for or otherwise invest in or enter into any discussions, negotiations, agreements or arrangements with, any other Person in connection with any of the foregoing, (xi) request that the Company amend, waive or otherwise consent to any action inconsistent with any provision of this Section 5(a); (xii) publicly disclose, directly or through any representative, any intention, plan or arrangement inconsistent with any of the foregoing; or (xiii) take any action which could require the Company to make a public announcement regarding the possibility of any of any of the foregoing.

(b) The Riney Parties shall not, nor shall any Riney Party permit any of its controlled Affiliates to, Transfer any Voting Securities Beneficially Owned by such Person, other than in compliance with each of clauses (i) and (ii) below:

(i) in a transaction with a Person or Group which, after consummation of such Transfer, would not have Beneficial Ownership of Voting Securities representing in the aggregate 5.0% or more of the Total Voting Power; and

(ii) for so long as there is a Stockholder Director on the Board, in an amount (in the aggregate by the Riney Parties) not in excess of the volume restrictions pursuant to Rule 144 under the Securities Act applicable to sales of securities by Affiliates of an issuer (regardless of whether such Transferring party or its applicable Affiliate is deemed at such time to be an Affiliate of the Company for purposes of Rule 144);

provided, that, the foregoing restrictions set forth in this Section 5(b) shall not apply to (i) Transfers of Voting Securities solely between or among the Riney Parties and any of their Permitted Transferees which remain subject to, and bound by, the terms of this Agreement, (ii) Transfers of Voting Securities in a bona fide firm commitment, underwritten offering to the public, including any “block trade”, registered under the Securities Act, pursuant to the exercise of the Riney Parties’ contractual registration rights under the Registration Rights Agreement (provided, that the Riney Parties shall instruct the underwriters to use their reasonable best efforts to (x) effect as wide a distribution of such Voting Securities as is reasonably practicable without adversely affecting the pricing thereof and (y) not sell any Voting Securities to any Person or Group who, after consummation of such Transfer, would have Beneficial Ownership of Voting Securities representing in the aggregate 5.0% or more of the Total Voting Power) or (iii) Transfers of Voting Securities pursuant to any sale, merger, consolidation, acquisition (including by way of tender offer or exchange offer or share exchange), recapitalization or other business combination involving the Company or any of its subsidiaries pursuant to which more than 25% of the Voting Securities or the consolidated total assets of the Company would be acquired or received by any Person (other than the Company or its subsidiaries) in one or a series of related transactions, provided that, in the case of this clause (iii), the Board has approved such transaction or proposed transaction and recommended it to the stockholders of the Company (and has not withdrawn such recommendation). Other than as set forth in Section 8(o)(iii), neither the Trust nor any of the other Riney Parties shall Transfer any Voting Securities Beneficially Owned by them to any Permitted Transferee unless such Permitted Transferee becomes a party to and fully subject to and bound by this Agreement to the same extent as the transferring party by executing and delivering a joinder to this Agreement in the form attached hereto as Exhibit A.

(c) Without limiting the foregoing, the Riney Parties agree that they will not Transfer any Voting Securities except pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable state, federal or foreign securities Laws. For the avoidance of doubt, the Riney Parties shall not Transfer or attempt to Transfer any Escrow Shares (as such term is defined in the Escrow Agreement), unless and until such Escrow Shares are released to the Voting Trustee in accordance with the terms of such Escrow Agreement and the Merger Agreement; provided, that nothing herein shall prohibit any release of Escrow Shares to the Voting Trustee or the Company in accordance with the terms of the Escrow Agreement and the Merger Agreement.

(d) The right of any Riney Party or any of their respective Affiliates to Transfer Voting Securities Beneficially Owned by such Person is subject to the restrictions set forth in this Section 5, and no Transfer by any Riney Party or any of its Affiliates of Voting Securities Beneficially Owned by such Person may be effected except in compliance with this Section 5. Any attempted Transfer in violation of this Agreement shall be of no effect and null and void, regardless of whether the purported transferee has any actual or constructive knowledge of the Transfer restrictions set forth in this Agreement, and the Company shall not, and shall instruct its transfer agent and other third parties not to, record or recognize any such purported transaction on the share register of the Company. No Transfer by a Riney Party shall be effective unless and until the Company shall have been furnished with information reasonably satisfactory to it demonstrating that such Transfer is (x) in compliance with this Section 5 and (y) registered under, exempt from or not subject to the provisions of Section 5 of the Securities Act and any other applicable securities Laws.

(e) With respect to the Riney Parties, any certificates for shares of Common Stock shall bear a legend or legends (and appropriate comparable notations or other arrangements will be made with respect to any uncertificated shares) referencing restrictions on Transfer of such shares of Common Stock under the Securities Act and under this Agreement, which legend shall state in substance:

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF [    ], AMONG THE COMPANY AND CERTAIN OTHER PARTIES THERETO (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY).”

(f) Notwithstanding the foregoing Section 5(e), upon the request of a Riney Party, if at any time the restrictions on transfer under the Securities Act and applicable state securities Laws are no longer applicable, upon receipt by the Company of an opinion of counsel reasonably satisfactory to the Company to the effect that the foregoing legend is no longer required under the Securities Act or applicable state Laws, the Company shall promptly cause the foregoing legend to be removed from any certificate for shares of Common Stock to be Transferred by a Riney Party (other than a Transfer to a Permitted Transferee); provided, that such Transfer is permitted under this Agreement.

(g) Any additional Voting Securities of which any Riney Party acquires Beneficial Ownership following the date hereof shall be subject to the restrictions and commitments contained in this Agreement as fully as if such Voting Securities were Beneficially Owned by such Person as of the date hereof.

(h) If a replacement Stockholder Director is appointed pursuant to the third (3rd) sentence of Section 2(a), following the Replacement Director Termination Date, nothing herein shall limit the ability of any Riney Party to enter into (x) any hedging, swap, forward or other derivative contract (each, a “Derivative Contract”) with respect to any Voting Securities, or

(y) any bona fide pledge of Voting Securities to support such Riney Party’s obligations under a Derivative Contract or a margin loan, or any exercise of remedies by the counterparty or lender thereunder; provided that (i) the maturity date for any such Derivative Contract or margin loan shall occur no earlier than the date that is six (6) months from the Replacement Director Termination Date, (ii) any such Derivative Contract, pledge or margin loan shall be in compliance with applicable Law and (iii) no Riney Party shall lend, permit or authorize the lending of, any Voting Security to any Person.

Section 6. [Reserved.]

Section 7. Representations and Warranties.

(a) Representations and Warranties of the Voting Trustee. The Voting Trustee represents and warrants to the Company (and each other Riney Party hereby represents and warrants to the Company, as of the date of the joinder agreement pursuant to which such Riney Party became a party to this Agreement) as follows:

(i) If such Riney Party is an entity, it is duly organized and validly formed under the Laws of the jurisdiction of its organization.

(ii) It has the full right, power and authority and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement.

(iii) The execution and delivery by it of this Agreement and the performance by it of its obligations under this Agreement have been duly authorized by all necessary corporate or other analogous action on its part and does not require any corporate or other action on the part of any trustee or beneficial or record owner of any equity interest in such Riney Party or in the Voting Securities Beneficially Owned by such Riney Party, other than those which have been obtained prior to the date hereof and are in full force and effect.

(iv) This Agreement has been duly executed and delivered by it and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(v) The execution and delivery by it of this Agreement and the performance by it of its obligations under this Agreement do not and will not conflict with, result in a breach of or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under applicable Law, any trust instrument, organizational document, or any contract or agreement to which it is a party.

(vi) Other than the [    ] shares of Common Stock that the Voting Trustee received and the [    ] shares of Common Stock deposited into the Escrow Account at the Closing (as defined in the Merger Agreement) pursuant to the terms of the Merger Agreement (and subject to adjustment as set forth in Section 1.5(b) of the Merger Agreement), as of the date hereof (or of the applicable joinder agreement, as applicable), the Riney Parties do not Beneficially Own any shares of Common Stock or other Voting Securities. Other than the

Voting Trust Agreement, the Support Agreements and the Letter Agreement, there are no voting trusts, stockholder agreements, proxies or other agreements in effect pursuant to which such Riney Party has a contractual obligation with respect to the voting or Transfer of any Voting Securities or which are otherwise inconsistent with or conflict with any provision of this Agreement.

(b) Representations and Warranties of the Company. The Company hereby represents and warrants to the Voting Trustee as follows:

(i) The Company is a corporation, duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

(ii) The execution and delivery by the Company of this Agreement and the performance of the obligations of the Company under this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the Voting Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and other Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

(iii) The execution and delivery by the Company of this Agreement and the performance of the obligations of the Company under this Agreement do not and will not conflict with, result in a breach of or violate any provision of, or require the consent or approval of any Person (except for any such consents or approvals which have been obtained) under applicable Law, the organizational documents of the Company or any contract or agreement to which the Company is a party (including the Existing Stockholders Agreement).

Section 8. Miscellaneous.

(a) Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (other than by operation of Law) without the prior written consent of (i) the Company, in the case of the Riney Parties, or (ii) the Representative, in the case of the Company. Any purported assignment in contravention hereof shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement (including the documents and instruments referred to herein) is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder, including the right to rely upon the representations and warranties set forth herein, except that the covenants, agreements and obligations of the parties under this Agreement are expressly intended to benefit and shall be enforceable by TD to the extent that the failure of any Riney Party to perform or comply with such covenants, agreements and obligations would reasonably be expected to be adverse to TD. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance herewith without notice or liability to any other person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto. Consequently, Persons other than the parties may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

(b) Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or otherwise breached. Accordingly, the parties shall be entitled to specific performance of the terms hereof, including an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at Law or in equity. Each of the parties hereby further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate and (ii) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

(c) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(d) Governing Law; Jurisdiction.

(i) This Agreement shall be governed and construed in accordance with the Laws of the State of Delaware, without regard to any applicable conflicts of law principles.

(ii) Each party agrees that it will bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contemplated hereby exclusively in any federal or state court located in the State of Delaware (the “Chosen Courts”), and, solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement, (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon such party in any such action or proceeding will be effective if notice is given in accordance with Section 8(f).

(e) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION, DIRECTLY OR INDIRECTLY, ARISING OUT

OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8(e).

(f) Notices. All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or if by facsimile, upon confirmation of receipt, or if by e-mail so long as such e-mail states it is a notice delivered pursuant to this Section 8(f) and a duplicate copy of such e-mail is promptly given by one of the other methods described in this Section 8(f), (ii) on the first (1st) business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier or (iii) on the earlier of confirmed receipt or the fifth (5th) business day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid. All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

If to the Company:

TD Ameritrade Holding Corporation

6940 Columbia Gateway Dr., Suite 200

Columbia, MD 21046

Attention:          General Counsel

Phone:               (443) 539-2125

Facsimile:         (443) 539-2154

E-Mail:             Ellen.koplow@tdameritrade.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:          Edward D. Herlihy

          Matthew M. Guest

Facsimile:          (212) 403-2000

E-Mail:               EDHerlihy@wlrk.com

           MGuest@wlrk.com

If to the Voting Trustee:

Rodger O. Riney

1156 Highland Pointe Drive

St. Louis, MO 63131

Facsimile:          (314) 469-4007

E-Mail:               rriney@scottrade.com

with a copy (which shall not constitute notice) to:

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101-1693

Attention:          Thomas R. Corbett

Facsimile:          (314) 552-7022

E-Mail:               tcorbett@thompsoncoburn.com

If to any Permitted Transferee, to such address as is designated by such Permitted Transferee in such Permitted Transferee’s joinder to this Agreement.

(g) Interpretation. The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable Law.

(h) Counterparts. This Agreement may be executed in two (2) or more counterparts (including by facsimile or other electronic means), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that the parties need not sign the same counterpart.

(i) Entire Agreement. This Agreement (including the documents and the instruments referred to herein), together with the Merger Agreement, the Confidentiality Agreement (as such term is defined in the Merger Agreement), the Escrow Agreement, the Registration Rights Agreement and the Support Agreements (as such term is defined in the Merger Agreement), constitutes the entire agreement among the parties and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(j) Severability. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or portion of any provision in such jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction such that the invalid, illegal or unenforceable provision or portion thereof shall be interpreted to be only so broad as is enforceable.

(k) Amendments and Waivers. Subject to compliance with applicable Law, this Agreement may be amended by the parties hereto, in the case of the Company, by action taken or authorized by the Board or any designated committee thereof, and in the case of the Voting Trustee, by the Representative. This Agreement may not be amended, modified, waived or supplemented in any manner, whether by course of conduct or otherwise, except (i) in the case of an amendment or modification, such amendment or modification is in writing, is specifically identified as amendment hereto and is signed by the Company and the Representative or (ii) in the case of a waiver, such waiver is in writing and signed by the Company, if the waiver is to be effective against the Company, or the Representative, if the waiver is to be effective against any Riney Party; provided that, without the prior written consent of TD, no provision of this Agreement may be amended, modified or waived in any way that would reasonably be expected to adversely affect TD’s rights hereunder or its rights, benefits or obligations under the Existing Stockholders Agreement. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable Law.

(l) Delivery by Facsimile or Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by e-mail delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

(m) Further Assurances. Each party to this Agreement shall cooperate and take such action as may be reasonably requested by another party to this Agreement in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

(n) Representative. As long as the Voting Trustee owns any shares of Common Stock, the Voting Trustee shall act as the representative (the “Representative”) for all Riney Parties hereunder, and each Riney Party acknowledges and agrees that the Representative shall have full power, authority and discretion to take (or refrain from taking) any and all actions and execute and deliver any and all documents, including any amendments or supplements to this Agreement, as it deems necessary or desirable, in its sole discretion, on their behalf, and each Riney Party shall be bound by any such action taken, documented executed or other determination by the Representative. If the Voting Trustee ceases to Beneficially Own any shares of Common Stock, the Riney Parties shall cooperate in good faith to appoint a replacement Representative to act for all Riney Parties in accordance with the preceding sentence, and if no agreement can be reached, the Riney Party owning the greatest number of shares of Common Stock among all Riney Parties shall act as the Representative for all Riney Parties in accordance with the preceding sentence. Any such Person shall thereafter be deemed the Representative for purposes of this Agreement.

(o) Notwithstanding anything in this Agreement to the contrary, this Agreement shall not (i) prohibit, restrict or limit in any way the ability of the Stockholder Director to participate in activities related to or in connection with his or her service as a director of the Company in such manner as he or she may determine in his or her sole discretion (it being understood that the foregoing shall not in any way relieve or alter the Stockholder Director’s obligation to comply at all times with the Company’s policies, procedures, processes, codes, rules, standards and guidelines applicable to Board members, including those identified in Section 2(a)), (ii) require or obligate any Riney Family Member to take any action that would require the filing of a Schedule 13G or a Schedule 13D with the SEC or (iii) prohibit, restrict or limit in any way the Transfer of Beneficial Ownership of Voting Securities by any Riney Family Member to any other Riney Family Member through the Trust through the issuance, exchange or cancellation of any certificates granting the holder thereof the rights set forth in the Voting Trust Agreement (each, a “Voting Trust Certificate”); provided, that the Voting Securities represented thereby remain Beneficially Owned and held of record by the Trust.

(p) Term and Termination.

(i) This Agreement will be effective as of the date hereof and shall terminate on the earliest of (x) the first day on or prior to the third anniversary of this Agreement that the Riney Parties, in the aggregate, cease to Beneficially Own at least a number of shares of Common Stock equal to 66 2/3% of the number of shares of Common Stock included in the Stock Consideration (as such term is defined in the Merger Agreement), (y) the first day after the third anniversary of this Agreement that the Riney Parties, in the aggregate, cease to Beneficially Own at least a number of shares of Common Stock equal to 85% of the number of shares of Common Stock included in the Stock Consideration and (z) at the election of the Representative upon not less than six (6) months’ prior written notice to the Company, which notice shall be irrevocable, a date that is at least four (4) years from the date hereof (such date of termination, the “Termination Date”); provided that (A) the provisions of Section 2(c) (to the extent relating to confidentiality), Section 2(d), Section 3(a) (with respect to the removal of the Stockholder Director as a director if applicable), and this Section 8 shall survive such termination and (B) in the event of a termination of this Agreement pursuant to Section 8(p)(i)(z), the provisions of Section 5(a) of this Agreement shall survive such termination for a period of six (6) months after the Termination Date.

(ii) Within three (3) business days after the occurrence of an event that would result in the termination of this Agreement pursuant to Section 8(p)(i)(x) or Section 8(p)(i)(y), the Riney Parties shall provide written notice of such occurrence to the Company.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.

TD AMERITRADE HOLDING CORPORATION

By:
Name:
Title:

RODGER O. RINEY FAMILY VOTING TRUST U/A/D 12/31/2012 BY RODGER O. RINEY, ITS VOTING TRUSTEE

By:
Name: Rodger O. Riney
Title: Voting Trustee

[Signature Page to Stockholders Agreement]

EXHIBIT A

FORM OF JOINDER

The undersigned is executing and delivering this Joinder Agreement pursuant to that certain Stockholders Agreement, dated as of [            ] (as amended, restated, supplemented or otherwise modified in accordance with the terms thereof, the “Stockholders Agreement”) by and among TD Ameritrade Holding Corporation, a Delaware corporation, Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012, created under the Voting Trust Agreement dated December 31, 2012, as amended on January 21, 2016, and any Permitted Transferee that becomes a party to the Stockholders Agreement in accordance with the terms thereof. Capitalized terms used but not defined in this Joinder Agreement shall have the respective meanings ascribed to such terms in the Stockholders Agreement.

By executing and delivering this Joinder Agreement to the Stockholders Agreement, the undersigned hereby adopts and approves the Stockholders Agreement and agrees, effective commencing on the date hereof and as a condition to the undersigned’s becoming a Riney Party, to become a party to, and to be bound by and comply with the provisions of, the Stockholders Agreement applicable to the Riney Parties, in the same manner as if the undersigned were an original signatory to the Stockholders Agreement. Without limiting the foregoing, the undersigned hereby acknowledges and agrees that the Representative shall be entitled to act on behalf of and bind the undersigned under the Stockholders Agreement in accordance with Section 8(n) thereof.

The undersigned hereby represents and warrants that, pursuant to this Joinder Agreement and the Stockholders Agreement, it is a Permitted Transferee of [Transferor].

The undersigned acknowledges and agrees that Section 8(a) through Section 8(p) of the Stockholders Agreement are incorporated herein by reference, mutatis mutandis.

[Remainder of page intentionally left blank]

Accordingly, the undersigned have executed and delivered this Joinder Agreement as of the      day of             ,     .

TRANSFEREE

Name:

Notice Information

Address:
Telephone:
Facsimile:
Email:

[Signature Page to Joinder]

AGREED AND ACCEPTED
as of the day of , .

TD AMERITRADE HOLDING CORPORATION

By:
Name:
Title:

[TRANSFEROR]

By:
Name:
Title:

[Signature Page to Joinder]